MRC Global

2Q 2022 Earnings Presentation

August 8, 2022







Rob Saltiel
President & CEO

Kelly Youngblood
Executive Vice President & CFO

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "look forward," "guidance," "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, adjusted EBITDA, adjusted net income, adjusted diluted EPS, adjusted SG&A, gross profit, gross profit percentage, adjusted gross profit, adjusted gross profit percentage, net debt, tax rate, capital expenditures and cash from operations, free cash flow, free cash flow after dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated August 8, 2022.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **net income (adjusted EBITDA)**
- **net income margin (adjusted EBITDA margin)**
- **gross profit (adjusted gross profit)**
- **gross profit percentage (adjusted gross profit percentage)**
- **net income (adjusted net income)**
- **diluted earnings per share (adjusted diluted EPS)**
- **selling, general and administrative expense (adjusted SG&A)**
- **net cash provided by operations (free cash flow and free cash flow after dividends)**
- **long-term debt, net (net debt)**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Second Quarter 2022 Results – Key Metrics

Revenue Generation

Revenue **$848M**

- **14%** above 1Q22
- **24%** above 2Q21

E-commerce: **48%** of total orders are digital

> 50 bps increase over 2Q21

Debt Reduction

Long-term debt **$356M**

Net debt **$335M**

Leverage ratio **1.7x**

Cost Control

SG&A **14.2%** of revenue

Working Capital Efficiency

Net working capital to sales ratio **18.0%**

Profitability

Net income attributable to common stockholders $8M

Adjusted EBITDA **$65M** or **7.7%** of revenue

Cash Generation & Liquidity

Cash used in operations during the second quarter **$50M**

Liquidity **$550M**

Gross Margin

Gross profit percentage 17.8%

Adjusted gross profit percentage **21.3%**

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Second Quarter 2022 Results – Sequential Changes

REGION: Revenue Highlights 2Q22 vs. 1Q22

U.S.: Increased **16%**, or **$99 million**, with all sectors up double-digit percentages, led by the gas utilities and downstream, industrial & energy transition (DIET) sectors, which increased **$43 million** and **$29 million**, respectively. The gas utilities sector was up as construction season is underway and customers take delivery for planned projects. DIET was up on increased renewable biofuel projects and additional turnaround project and maintenance spending for both refining and chemicals customers. The upstream production and midstream pipeline sectors were up **$16 million** and **$11 million**, respectively, as higher customer spending drove increased well completions and production levels.

Canada: Decreased **7%**, or **$3 million**, due to seasonality from spring break-up in the upstream production sector.

International: Increased **12%**, or **$10 million**, as all sectors improved, led by the upstream production and the DIET sectors, despite a $4 million negative impact from weaker foreign currencies. Upstream production increased as activity expanded in Norway and Australia as a result of supportive commodity prices and an increase in oil demand post-pandemic. The DIET sector increased in New Zealand and the Netherlands including from energy transition projects.

INDUSTRY SECTOR: Revenue Highlights 2Q22 vs. 1Q22

Gas Utilities: Increased **16%**, or **$43 million**, driven by the U.S. segment.

Downstream, Industrial & Energy Transition: Increased **15%**, or **$33 million**, primarily driven by the U.S. operations.

Upstream Production: Increased **13%**, or **$20 million**, primarily driven by the U.S. segment, followed by the International segment.

Midstream Pipeline: Increased **11%**, or **$10 million**, driven by the U.S. segment primarily related to gathering and processing activity.

Quarterly Financial Performance - GAAP
($ millions, except per share data)

SALES


$686
$742
$848
$1,295
$1,590
2Q21
1Q22
2Q22
YTD 2021
YTD 2022

GROSS PROFIT & % MARGIN


$112
$136
$151
$215
$287
16.3%
18.3%
17.8%
16.6%
18.1%
2Q21
1Q22
2Q22
YTD 2021
YTD 2022

NET INCOME & % MARGIN


$4
$16
$14
$1
$30
2Q21
1Q22
2Q22
YTD 2021
YTD 2022
0.6%
2.2%
1.7%
0.1%
1.9%

DILUTED EPS


$(0.02)
$0.12
$0.09
$(0.13)
$0.21
2Q21
1Q22
2Q22
YTD 2021
YTD 2022

Quarterly Financial Performance - Adjusted *($ millions, except per share data)*

SALES


$686
$742
$848
$1,295
$1,590
2Q21
1Q22
2Q22
YTD 2021
YTD 2022

ADJUSTED GROSS PROFIT & % MARGIN[1]


$134
$152
$181
$252
$333
19.5%
20.5%
21.3%
19.5%
20.9%
2Q21
1Q22
2Q22
YTD 2021
YTD 2022

ADJUSTED EBITDA & % MARGIN[1]


$36
$48
$65
$60
$113
5.2%
6.5%
7.7%
4.6%
7.1%
2Q21
1Q22
2Q22
YTD 2021
YTD 2022

ADJUSTED DILUTED EPS[1]


$0.08
$0.17
$0.27
$ --
$0.45
2Q21
1Q22
2Q22
YTD 2021
YTD 2022

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility *($ millions)*

TOTAL DEBT


$297
$303
$356
2Q21
1Q22
2Q22

Net Leverage[1]:	2.2x	1.6x	1.7x

CAPITAL STRUCTURE

June 30, 2022	
Cash and Cash Equivalents	**$ 21**
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 297
Global ABL Facility due 2026	59
Total Debt	$ 356
Preferred stock	355
Common stockholders' equity	347
Total Capitalization	**$ 1,058**
Liquidity	**$ 550**

CASH FLOW FROM OPERATIONS


$23
$(13)
$(50)
$47
$(63)
2Q21
1Q22
2Q22
YTD 2021
YTD 2022

WORKING CAPITAL TO SALES RATIO[2]


17.6%
16.3%
18.0%
2Q21
1Q22
2Q22

1. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
2. Working capital to sales ratio is defined as working capital, net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

2022 Full Year Financial Outlook

Revenue	Profitability & Cash Flow
• 2022 annual – $3.3 Billion	
By sector	
• Gas utilities – up 20 - 25%	• Adjusted EBITDA – $230M
• DIET – up 25 - 30%	• SG&A – 14% - 14.5% of revenue
• Upstream production – up 30 - 35%	• Tax rate – 27 - 30% annual
• Midstream pipeline – up 10 - 15%	
By segment	**Cash Flow**
• U.S. – up 25 - 30%	• Capital expenditures – $10 to $15M
• Canada – up 30 - 35%	• Cash flow from operations – net positive for the year primarily generated in the fourth quarter
• International – up mid-single digit percentage	
Sequential	
• 3Q22 – up mid-single digit percentage over 2Q22	

Note: See our Current Report on Form 8-K dated August 8, 2022, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2022 Outlook.

Concluding Key Points – Positioned for Growth







- Gas Utilities is a strong growth engine due to compelling secular trends.
- DIET fundamentals are improving with increased customer spending and our downstream center of excellence.
- Energy Transition is a significant driver of growth
- Strong energy fundamentals give us confidence of a multi-year upcycle bolstering our upstream and midstream businesses.
- Our balance sheet is in excellent shape due to efficient working capital management, debt reduction and improving market fundamentals.
- 2Q22 backlog up 12% since 1Q22 – all sectors and segments up

APPENDIX

Adjusted Gross Profit Reconciliation

($ millions)	THREE MONTHS ENDED						SIX MONTHS ENDED			
	June 30, 2022		March 31, 2022		June 30, 2021		June 30, 2022		June 30, 2021	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 848		742		$ 686		$ 1,590		$ 1,295	
Gross profit	$ 151	17.8%	$ 136	18.3%	$ 112	16.3%	$ 287	18.1%	$ 215	16.6%
Depreciation and amortization	4		5		5		9		10	
Amortization of intangibles	6		5		6		11		12	
Increase in LIFO reserve	20		6		11		26		15	
Adjusted Gross Profit	$ 181	21.3%	$ 152	20.5%	$ 134	19.5%	$ 333	20.9%	$ 252	19.5%

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated August 8, 2022.

Adjusted SG&A Reconciliation

THREE MONTHS ENDED

($ millions)	June 30, 2022		March 31, 2022		June 30, 2021	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 848		$ 742		$ 686	
SG&A	$ 120	14.2 %	$ 107	14.4%	$ 102	14.9%
Facility closures	-		-		(1)	
Adjusted SG&A	$ 120	14.2%	$ 107	14.4%	$ 101	14.7%

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated August 8, 2022.

Adjusted EBITDA Reconciliation

($ millions)	THREE MONTHS ENDED						SIX MONTHS ENDED			
	June 30, 2022		March 31, 2022		June 30, 2021		June 30, 2022		June 30, 2021	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 848		$ 742		$ 686		$1,590		$1,295	
Net income	$ 14	1.7%	$ 16	2.2%	$ 4	0.6%	$ 30	1.9%	$ 1	0.1%
Income tax expense	6		7		1		13		1	
Interest expense	5		6		6		11		12	
Depreciation and amortization	4		5		5		9		10	
Amortization of intangibles	6		5		6		11		12	
Increase in LIFO reserve	20		6		11		26		15	
Equity-based compensation expense	3		3		2		6		7	
Foreign currency losses	7		-		1		7		1	
Employee separation	-		-		-		-		1	
Adjusted EBITDA	$ 65	7.7%	$ 48	6.5%	$ 36	5.2%	$ 113	7.1%	$ 60	4.6%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated August 8, 2022.

Adjusted Net Income (Loss) Attributable to Common Stockholders Reconciliation

	THREE MONTHS ENDED						SIX MONTHS ENDED			
	June 30, 2022		March 31, 2022		June 30, 2021		June 30, 2022		June 30, 2021	
($ millions)	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share*
Net income (loss) attributable to common stockholders	$ 8	$0.09	$ 10	$ 0.12	$ (2)	$ (0.02)	$18	$ 0.21	$ (11)	$ (0.13)
Increase in LIFO reserve, net of tax	15	0.18	5	0.05	8	0.10	20	0.24	11	0.14
Adjusted net income attributable to common stockholders	$ 23	$ 0.27	$ 15	$ 0.17	$ 6	$ 0.08	$ 38	$ 0.45	$ -	$ 0.00

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated August 8, 2022.
* Does not foot due to rounding

Net Debt & Leverage Ratio Calculation

($ millions)	June 30, 2022	March 31, 2022	June 30, 2021
Long-term debt, net	$ 353	$ 300	$ 296
Plus: current portion of long-term debt	3	3	1
Long-term debt	$ 356	$ 303	297
Less: cash	21	31	63
Net debt	$ 335	$ 272	$ 234

Net debt	$ 335	$ 272	$ 234
Trailing twelve months adjusted EBITDA	199	170	106
Leverage ratio	1.7	1.6	2.2

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated August 8, 2022.